Note 6 - Servicing	12 Months Ended
Dec. 31, 2012
Long-term Contracts or Programs Disclosure [Text Block]
NOTE 6 - SERVICING

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets.  The unpaid principal balance of mortgage loans serviced for others approximated $175,583,000 and $164,568,000 at December 31, 2012 and 2011, respectively.

Mortgage servicing rights are included in other assets in the accompanying consolidated balance sheets.  The Bank has elected to record its mortgage servicing rights using the fair value measurement method.  Significant assumptions used in determining the fair value of servicing rights as of December 31, 2012 and 2011 include:

Prepayment assumptions:	Based on the PSA Standard Prepayment Model
Internal rate of return:	8%	to	10%
Servicing costs: per loan, annually, increased at the rate of $1 per 1% delinquency based on loan count	$40	–	$55
Inflation rate of servicing costs:		3%

Following is a summary of mortgage servicing rights activity for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010

Fair value at beginning of year	$727,240	$1,114,126	$1,273,525
Capitalized servicing rights – new loan sales	444,646	168,342	315,039
Disposals (amortization based on loan payments and payoffs)	(257,057)	(240,662)	(332,851)
Change in fair value	15,931	(314,566)	(141,587)

Fair value at end of year	$930,760	$727,240	$1,114,126

The change in fair value of servicing rights for the year ended December 31, 2012 resulted from changes in external market conditions, including prepayment assumptions, which is a key valuation input used in determining the fair value of servicing.  While prepayment assumptions are constantly changing, such changes are typically within a relatively small parameter from period to period.  The prepayment assumption factor used in determining the fair value of servicing at December 31, 2012 was 398 compared to 465 at December 31, 2011 and 321 at December 31, 2010.